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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  April 28, 1995
                                                 -------------------------------


                                   AMRE, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    1-9632                75-2041737
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)        Identification No.)



8585 North Stemmons Freeway, Dallas, Texas                    75247
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(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code (214)658-6300
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Item 5.    Other Events

                 On April 28, 1995, AMRE, Inc. announced the resignation of Mr.
         V. James Sardo as President, Chief Executive Officer and Director of the Company and the withdrawal of his nomination for election as a Director of the Company at the annual meeting of stockholders to be held on May 17, 1995.



Item 7.    Financial Statements and Exhibits

         The following exhibits are attached to and made a part of this Form
         8-K:

         Exhibit 99 Press Release dated April 28, 1995, announcing the resignation of Mr. V. James Sardo.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMRE, INC.




Dated: May 2, 1995                By: /s/ C. CURTIS EVERETT
                                      C. Curtis Everett
                                      Vice President-Law
                                      Secretary and
                                      General Counsel





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                                EXHIBIT INDEX

         Exhibit 99 Press Release dated April 28, 1995, announcing the resignation of Mr. V. James Sardo.